First Quarter 2016 EarningsNASDAQ Global Select Market: UBNK Create Your Balance

2NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. With regard to presentations compared to peer institutions, the peer companies include: BHLB, BNCL, BPFH, BRKL, CBU, CUBI, DCOM, EGBN, FCF, FFIC, INDB, KRNY, NBTB, NWBI, PFS, SASR, STBA, TMP, TRST, WSFS Data for peers is sourced from SNL Financial LLC. NON-GAAP FINANCIAL MEASURES This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and operating earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non- recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. The efficiency ratio represents the ratio of non-interest expenses to the sum of net interest income before provision for loan losses and non-interest income, exclusive of net gain (loss) on limited partnership investments. The pre-provision net revenue to average assets ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other non-interest income, net of non-credit-related expenses as a percent of total average assets. The pre-provision net revenue to average equity ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other non-interest income, net of non-credit-related expenses as a percent of total average equity. Reconciliations are in earnings releases at www.unitedfinancialinc.com. Forward Looking Statements

3NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com

4NASDAQ: UBNK Table of Contents Page Key Objectives 5 Second Quarter Reorganization 6 Commercial Banking Overview 7 Improved Core Strength 8 2016 Forecast 9 Mortgage Banking 10 Indexed Pipelines 11 Appendix 12

5NASDAQ: UBNK Four Key Objectives 1. Align earning asset growth rate with organic capital and low cost core deposit generation to maintain strong capital and liquidity ratios; 2. Re-mix cash flows into better yielding risk adjusted earning assets and reduce funding cost relative to peers. Transition thrift deposit base to commercial bank deposit base with more DDA and low cost core deposits; 3. Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining very attractive cost structure; 4. Grow operating revenue, maximize operating earnings, grow tangible book value, and pay our dividend. Map more of our revenue into net interest income and core fee income while more volatile loan level hedging and mortgage banking decline relative to total revenue.

6NASDAQ: UBNK Second Quarter Reorganization • Designed to centralize operational duties in our back office to free up sales and service staff allowing for a better customer experience and lower operating costs; • Results in $3 million of annual pre-tax savings; • Expected one-time severance payout of $1.5 million in second quarter.

7NASDAQ: UBNK Commercial Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type $1,776 Million C&I & Owner Occupied CRE by Industry $991 Million

8NASDAQ: UBNK Improved Core Strength Operating Pre-Tax Pre-Provision Revenue / Average Assets 1.40% 1.30% 1.20% 1.10% 1.00% 0.90% 0.80% 0.70% 0.60% 0.50% 0.40% 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 3Q1 6 4Q1 6 0.72% 1.03% 1.19% 0.96% 1.03% 0.95% 1.18% 1.24% 1.26% 2016 Highlights Ÿ Positive Operating Leverage Ÿ Stable Operating Net interest Margin Ÿ Operating revenue growth - double digits Ÿ High single digit deposit growth Ÿ Operating expense growth - low single digits Ÿ Mid-single digit loan growth Revenue Opportunities: • Operating leverage improvement from late 2014 commercial banking team lift outs; • Growth of consumer loans; • UNFA more meaningfully contributes in 2H16; • Improvement of deposit fee income relative to deposits; • Continued focus on increasing debit card utilization metrics; • Expected contributions of mortgage banking.

9NASDAQ: UBNK 2016 Forecast Actual FY 2015 Actual Q1 2016 Next 12 Months GAAP NIM 3.11% 3.09% ~ 3.10% MTM Impact on Spread Income $12.6 million $1.1 million $4.0 - $5.0 million Annual Loan Growth 18.3% 3.0% mid single digits Provision / Average Gross Loans 0.32% 0.23%* 0.27% - 0.30%* Fee Income Run Rate $32 million $29.4 million* $24.0 -$27.0 million* NIE Run Rate $32 million $135 million* $130 million* Effective Tax Rate 11.2% 13.0% 15% *Note: Provision/Average Gross Loans, Fee Income and NIE calculations are annualized.

10NASDAQ: UBNK • Purchase volume increased 4% over comparable 2015 period • Purchase volume represented 53.8% of total production in Q1 2016 • 37.3% of residential mortgage volume was ARMs in Q1 2016. Mortgage Banking Mortgage Banking Income Less Commissions & Incentives Mortgage Banking Income (Excluding MSR Valuation Income/Expense) Less Commissions & Incentives Net Mortgage Banking Revenue (Thousands $) 2,000 1,500 1,000 500 0 -500 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 1,110.8 1,439.3 825.2 898.1 (145.1) 1,392.3 838.9 1,559.3 510.2 1,058.5 Purchase & Construction (Million $) Refinance (Million $) 10-yr US Treas (%) Mortgage Loan Originations 250.0 200.0 150.0 100.0 50.0 0.0 M or tg ag e Lo an O rig in at io ns 2.40 2.30 2.20 2.10 2.00 1.90 1.80 1.70 10 -y rU S Tr ea su ry 2015Q1 2015Q2 2015Q3 2015Q4 2016Q1 64.1 115.3 132.0 95.9 66.7 103.9 88.1 56.0 50.3 57.41.94 2.35 2.17 2.27 1.78

11NASDAQ: UBNK Indexed Pipeline Metrics Indexed Residential Mortgage Pipeline 10-yr US Treas (%) Indexed Residential Mortgage Pipeline vs 10 yr US Treasury 140 120 100 80 60 40 2.70 2.50 2.30 2.10 1.90 1.70 1.50 03/31/2015 06/30/2015 09/30/2015 12/31/2015 03/31/2016 Probability Adjusted Indexed Commercial Pipeline Indexed Probability Adjusted Commercial Pipeline 150.0 100.0 50.0 0.0 03/31/2015 06/30/2015 09/30/2015 12/31/2015 03/31/2016 Index value 03/31/2015 = 100 Index value 03/31/2016 = 76 CAGR = (23.8%) Index value 03/31/2015 = 100 Index value 03/31/2016 = 91 CAGR = (8.96%)

12NASDAQ: UBNK APPENDIX

Balance Sheet Trends

						QoQ 1Q16 vs 4Q15		YoY 1Q16 vs 1Q15	
Balance Sheet ($ in thousands)	1Q2016	4Q2015	3Q2015	2Q2015	1Q2015	$ Change	% Change	$ Change	% Change
ASSETS									
Cash and cash equivalents	$ 87,234	$ 95,176	$ 98,310	$ 84,525	$ 89,361	$ (7,942)	(8.3)%	$ (2,127)	(2.4)%
Securities	1,104,932	1,073,734	1,095,108	1,076,919	1,109,433	31,198	2.9	(4,501)	(0.4)
Loans held for sale	7,560	10,136	13,511	28,017	13,002	(2,576)	(25.4)	(5,442)	(41.9)
Residential real estate	1,176,357	1,179,915	1,190,745	1,167,830	1,123,355	(3,558)	(0.3)	53,002	4.7
Home equity	446,515	431,282	335,220	333,983	331,206	15,233	3.5	115,309	34.8
Other consumer	217,725	233,064	5,236	5,206	5,155	(15,339)	(6.6)	212,570	4,123.6
Residential Construction	42,205	41,084	33,648	24,306	17,840	1,121	2.7	24,365	136.6
Investor non-occupied CRE	1,648,321	1,673,248	1,580,848	1,458,229	1,390,701	(24,927)	(1.5)	257,620	18.5
Owner occupied CRE	376,511	322,084	340,047	305,522	301,176	54,427	16.9	75,335	25.0
Commercial business	614,235	603,332	576,899	634,529	603,761	10,903	1.8	10,474	1.7
Commercial construction (ADC)	128,007	129,922	146,975	142,462	131,539	(1,915)	(1.5)	(3,532)	(2.7)
Loans - net	4,621,988	4,587,062	4,185,032	4,048,770	3,884,067	34,926	0.8	737,921	19.0
Deferred tax asset, net	32,222	33,094	31,554	31,822	29,956	(872)	(2.6)	2,266	7.6
Premises and equipment, net	53,685	54,779	55,919	57,131	57,718	(1,094)	(2.0)	(4,033)	(7.0)
Intangible Assets	122,354	122,787	123,220	123,637	124,053	(433)	(0.4)	(1,699)	(1.4)
Cash surrender value of BOLI	125,920	125,101	125,186	124,287	123,456	819	0.7	2,464	2.0
Other Assets*	163,349	126,672	115,182	105,582	100,104	36,677	29.0	63,245	63.2
Total Assets	$ 6,319,244	$6,228,541	$5,843,022	$5,680,690	$5,531,150	$ 90,703	1.5 %	$ 788,094	14.2 %
LIABILITIES AND STOCKHOLDERS' EQUITY									
Liabilities:						QoQ 1Q16 vs 4Q15		YoY 1Q16 vs 1Q15	
Deposits:									
Non-interest-bearing	$ 693,144	$ 672,008	$ 622,535	$ 610,279	$ 598,157	$ 21,136	3.1 %	$ 94,987	15.9 %
Interest-bearing	3,840,901	3,765,063	3,640,436	3,571,972	3,558,958	75,838	2.0	281,943	7.9
Total Deposits	4,534,045	4,437,071	4,262,971	4,182,251	4,157,115	96,974	2.2	376,930	9.1
Mortgagors' and investor escrow accounts	9,696	13,526	8,108	15,168	8,815	(3,830)	(28.3)	881	10.0
FHLB advances and other borrowings	1,073,034	1,099,020	893,865	825,963	707,318	(25,986)	(2.4)	365,716	51.7
Accrued expenses and other liabilities	69,191	53,403	56,626	45,313	47,779	15,788	29.6	21,412	44.8
Total liabilities	5,685,966	5,603,020	5,221,570	5,068,695	4,921,027	82,946	1.5	764,939	15.5
Total stockholders' equity	633,278	625,521	621,452	611,995	610,123	7,757	1.2	23,155	3.8
Total liabilities and stockholders' equity	$ 6,319,244	$6,228,541	$5,843,022	$5,680,690	$5,531,150	$ 90,703	1.5 %	$ 788,094	14.2 %

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.
NASDAQ: UBNK
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14NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2016Q1 2015Q4 Market Value 1,105 1,074 Yield 2.94% 2.93% Average Rating AA AA MBS Portfolio 613 585 Total Portfolio Duration (years) 3.1 3.3 Summary of Quarterly Securities Purchases 2016Q1 2015Q4 Average Yield 2.95% 3.06% Average Rating AA AA Total Securities/Assets (%) 25.0 20.0 15.0 10.0 5.0 201 3Q 1 201 3Q 2 201 3Q 3 201 3Q 4 201 4Q 1 201 4Q 2 201 4Q 3 201 4Q 4 201 5Q 1 201 5Q 2 201 5Q 3 201 5Q 4 201 6Q 1 15.4 16.3 17.3 18.2 19.3 18.8 19.4 19.5 20.1 19.0 18.7 17.2 17.5 Investment Portfolio Summary (Total) March 31, 2016 Corp Debt: 6% Agency CMO: 21% Gov't Agency: 1% Agency CCMO: 13% Agency CMBS: 2% CLO: 13% Muni: 20% FFELP: 1% Agency MBS: 19% Preferred: 4%

15NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2016Q1 2015Q4 2015Q3 2015Q2 2015Q1 Non-accrual loans $ 29,285 $ 32,191 $ 32,240 $ 30,028 $ 30,631 TDR - non-accruing 7,143 5,611 4,605 5,346 5,034 Total non-performing loans 36,428 37,802 36,845 35,374 35,665 OREO 659 755 258 227 1,711 Total non-performing assets $ 37,087 $ 38,557 $ 37,103 $ 35,601 $ 37,376 NPLs to total loans 0.78% 0.82% 0.88% 0.87% 0.91% NPAs to total assets 0.59% 0.62% 0.63% 0.63% 0.68% Net charge offs $ 1,075 $ 724 $ 1,276 $ 904 $ 1,022 Annualized NCOs to average loans 0.09% 0.07% 0.12% 0.09% 0.10% Allowance for loan losses to non-performing loans 97.45% 89.64% 83.68% 81.57% 70.93% Allowance for loan losses to total loans 0.76% 0.73% 0.73% 0.71% 0.65% Provision for loan losses (annualized)/Average Loans 0.23% 0.35% 0.31% 0.45% 0.15%

Peer Group - Total Assets $4-$10 Billion

Institution Name	Ticker	Exchange	State	City	Total Assets ($ thousands)	Market Cap ($ millions)	Dividend Yield (%) *	Price/ Tangible Book (%)*	Price / LTM EPS (x)*	Price / Median EPS Estimates (x) *	TCE/TA (%)
**United Financial Bancorp, Inc.	UBNK	NASDAQ	CT	Glastonbury	6,319,244	643.2	3.81	123.5	12.6	11.9	8.24
Peer Group:											
Northwest Bancshares, Inc.	NWBI	NASDAQ	PA	Warren	8,951,899	1364.1	4.15	154.2	21.1	16.9	10.28
Provident Financial Services, Inc.	PFS	NYSE	NJ	Iselin	8,911,657	1319.6	3.22	171.6	15.2	14.3	9.08
Community Bank System, Inc.	CBU	NYSE	NY	De Witt	8,552,669	1748.4	3.19	254.8	17.4	16.3	8.14
Customers Bancorp, Inc.	CUBI	NYSE	PA	Wyomissing	8,398,205	732.3	—	128.5	11.6	9.6	5.89
NBT Bancorp Inc.	NBTB	NASDAQ	NY	Norwich	8,262,646	1210.8	3.23	195.5	15.7	14.8	7.50
Berkshire Hills Bancorp, Inc.	BHLB	NYSE	MA	Pittsfield	7,831,915	901.7	2.83	150.7	15.5	11.4	7.37
Boston Private Financial Holdings, Inc.	BPFH	NASDAQ	MA	Boston	7,542,508	945.9	3.14	187.1	15.5	14.0	6.94
Independent Bank Corp.	INDB	NASDAQ	MA	Rockland	7,210,038	1220.5	2.26	215.9	18.4	15.2	7.98
First Commonwealth Financial Corporation	FCF	NYSE	PA	Indiana	6,566,890	806.9	3.16	142.3	15.8	13.2	8.65
S&T Bancorp, Inc.	STBA	NASDAQ	PA	Indiana	6,318,354	1072.9	2.83	181.5	13.0	11.4	8.21
Eagle Bancorp, Inc.	EGBN	NASDAQ	MD	Bethesda	6,076,649	1689.1	—	254.8	19.2	17.3	10.56
Brookline Bancorp, Inc.	BRKL	NASDAQ	MA	Boston	6,042,338	815.2	3.22	150.4	15.5	14.7	8.81
Flushing Financial Corporation	FFIC	NASDAQ	NY	Uniondale	5,704,634	623.9	2.96	136.4	13.6	13.9	8.03
Tompkins Financial Corporation	TMP	NYSE	NY	Ithaca	5,689,995	841.3	2.66	232.9	16.5	16.9	7.37
WSFS Financial Corporation	WSFS	NASDAQ	DE	Wilmington	5,585,962	963.1	0.65	199.3	17.6	14.3	8.84
Dime Community Bancshares, Inc.	DCOM	NASDAQ	NY	Brooklyn	5,032,872	653.6	3.18	150.2	14.3	13.5	8.81
Beneficial Bancorp, Inc.	BNCL	NASDAQ	PA	Philadelphia	4,826,695	1104.5	—	114.8	47.2	59.5	21.04
TrustCo Bank Corp NY	TRST	NASDAQ	NY	Glenville	4,734,992	584.9	4.33	139.9	13.6	14.1	8.72
Sandy Spring Bancorp, Inc.	SASR	NASDAQ	MD	Olney	4,655,380	655.0	3.23	153.6	15.1	14.6	9.63
Kearny Financial Corp.	KRNY	NASDAQ	NJ	Fairfield	4,405,046	1185.0	0.32	109.2	168.1	61.8	24.61
Average					6,565,067	1,021.9	2.43	171.2	25.0	18.9	9.82
Median					6,197,502	954.5	3.05	153.9	15.6	14.5	8.68

Source: SNL Financial.

*Dividend Yield, Price / Tangible Book, Price / LTM EPS and Price / Median EPS Estimates calculated using 03/31/2016 closing prices

**Peer Financial data as of 12/31/2015. UBNK Financial data as of 03/31/2016 united financial bancorp, inc.

NASDAQ: UBNK

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17NASDAQ: UBNK Management Team and Ownership • William H.W. Crawford, IV owns 530,142 shares of stock and options* • UBNK management owns 1,270,014 shares of stock and options* • UBNK and United Bank Directors own 1,151,095 shares of stock and options* *Note: 401k/ESOP share ownership is as of 12/31/15.

18NASDAQ: UBNK Non-GAAP Reconciliation Three Months Ended March 31, 2016 December 31, 2015 September 30, 2015 June 30, 2015 March 31, 2015 Net income $ 11,894 $ 9,902 $ 13,381 $ 13,332 $ 13,025 Adjustments: Net interest income (1,900) (1,617) (4,092) (3,512) (3,432) Non-interest income (1,452) (519) 59 (360) (338) Non-interest expense 1,893 3,586 244 454 486 Income tax (benefit) expense 511 (65) 1,326 1,196 1,152 Net adjustment (948) 1,385 (2,463) (2,222) (2,132) Total operating net income $ 10,946 $ 11,287 $ 10,918 $ 11,110 $ 10,893 Total net interest income $ 43,402 $ 40,693 $ 41,643 $ 40,903 $ 41,343 Adjustments: Impact from purchase accounting fair value marks: Accretion of loan mark (1,094) (718) (2,787) (2,194) (1,871) Accretion of deposit mark 359 444 841 845 1,079 Accretion of borrowings mark 447 455 464 473 482 Net adjustment (1,900) (1,617) (4,092) (3,512) (3,432) Total operating net interest income $ 41,502 $ 39,076 $ 37,551 $ 37,391 $ 37,911 Total non-interest income $ 6,727 $ 8,463 $ 7,818 $ 9,371 $ 6,835 Adjustments: Net (loss) gain on sales of securities (1,452) (300) 59 (360) (338) BOLI claim benefit — (219) — — — Net adjustment (1,452) (519) 59 (360) (338) Total operating non-interest income 5,275 7,944 7,877 9,011 6,497 Total operating net interest income 41,502 39,076 37,551 37,391 37,911 Total operating revenue $ 46,777 $ 47,020 $ 45,428 $ 46,402 $ 44,408

19NASDAQ: UBNK Non-GAAP Reconciliation (cont.) Three Months Ended March 31, 2016 December 31, 2015 September 30, 2015 June 30, 2015 March 31, 2015 Total non-interest expense $ 33,763 $ 35,305 $ 31,876 $ 30,357 $ 30,657 Adjustments: Merger related expense — (1,575) — — — Core deposit intangible amortization expense (433) (433) (433) (449) (481) Loan portfolio acquisition fees — (1,572) — — — Effect of branch lease termination agreement — — 195 — — Amortization of fixed asset fair value mark (6) (6) (6) (5) (5) FHLBB prepayment penalties (1,454) — — — — Net adjustment (1,893) (3,586) (244) (454) (486) Total operating expense $ 31,870 $ 31,719 $ 31,632 $ 29,903 $ 30,171 Total loans $ 4,649,876 $ 4,613,931 $ 4,209,618 $ 4,072,067 $ 3,904,733 Non-covered loans (1) (1,334,303) (1,448,435) (1,255,618) (1,356,259) (1,510,264) Total covered loans $ 3,315,573 $ 3,165,496 $ 2,954,000 $ 2,715,808 $ 2,394,469 Allowance for loan losses $ 35,500 $ 33,887 $ 30,832 $ 28,856 $ 25,297 Allowance for loan losses to total loans 0.76% 0.73% 0.73% 0.71% 0.65% Allowance for loan losses to total covered loans 1.07% 1.07% 1.04% 1.06% 1.06% (1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.